John Hancock International Growth Fund

SUMMARY PROSPECTUS 7-1-15

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 888-972-8696 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 7-1-15, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated 2-28-15, are incorporated by reference into this summary prospectus.

Class R2: JHIGX	Class R4: JIGIX

Investment objective

To seek high total return primarily through capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	Class R2	Class R4
Maximum front-end sales charge (load)	None	None
Maximum deferred sales charge (load)	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class R2	Class R4
Management fee	0.90	0.90
Distribution and service (Rule 12b-1) fees	0.25	0.25
Other expenses [1]
Service plan fee	0.25	0.10
Additional other expenses	0.14	0.14
Total other expenses	0.39	0.24
Total annual fund operating expenses	1.54	1.39
Contractual expense reimbursement	0.00	–0.10	[2]
Total annual fund operating expenses after expense reimbursements	1.54	1.29
[1]	"Other expenses" have been estimated for the first year of operations of the fund's Class R2 and Class R4 shares.
[2]

The fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2016, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R2	Class R4
1 year	157	131
3 years	486	430
5 years	839	751
10 years	1,834	1,660

John Hancock International Growth Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 204% of the average value of its portfolio.

Principal investment strategies

The subadvisor seeks to achieve the fund's investment objective by investing in equity investments that the subadvisor believes will provide higher returns than the MSCI All Country World ex-US Growth Index.

Under normal market conditions, the fund invests at least 80% of its total assets in equity investments. The fund primarily invests in a diversified portfolio of equity securities of foreign companies in a number of developed and emerging markets outside of the U.S. The fund defines foreign companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a majority of their revenue or profits, from businesses, investments or sales outside of the United States. Although the fund is not market-cap constrained and may invest in companies of any market-capitalization, the fund typically invests in companies with a market capitalization over $3 billion.

The subadvisor's investment process begins with the broad universe of securities included in international equity indices, along with other ideas that come from a combination of company meetings, investment conferences, field trips, and industry analysis.

To focus its research, the subadvisor reduces the broad investable universe to a sub-universe by eliminating all companies with expected future free-cash-flow margins, returns on capital employed (ROCE) and revenue growth below a certain minimum threshold, along with stocks trading at an exaggerated valuation. Free cash flow is defined as the cash that is available to a company after paying out the money needed to maintain or expand its operations. For all companies remaining in the sub-universe, the subadvisor ranks securities on a relative basis across the following metrics:

(a) Quality: Companies with high and improving free-cash-flow margins and the ability to generate attractive returns on capital employed;
(b) Growth: Companies that generate high organic revenue growth (revenue growth not obtained through acquisitions) above global GDP growth;
(c) Valuation: Companies trading below fair value, based on a discounted free cash flow model utilizing proprietary research and analysis;
(d) Capital Returns: Companies with high dividend payouts and share repurchase programs, based on deployment of free cash flow; and
(e) Revisions: Companies with improving earnings expectations over the next 12-18 months that are not yet fully acknowledged and reflected in broker estimates.

The subadvisor monitors and ranks securities based on their relative attractiveness across this universe. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and calls with company management are another input into the portfolio decision making process.

Purchase candidates are securities that are attractive on a majority of the metrics (Quality, Growth, Valuation, Capital Returns, and Revisions), and have a positive catalyst such as accelerating earnings or revenue growth. The subadvisor sells securities when growth or quality metrics deteriorate, valuation upside declines, allocation to dividends or share repurchase changes, or earning revisions worsen. Securities may also be sold if overall attractiveness relative to other stocks in the universe deteriorates.

Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.

Active management risk. A subadvisor's investment strategy may fail to produce the intended result.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Equity securities risk. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk. As compared with U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, derivative instruments could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Issuer risk. An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or mid-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Liquidity risk. Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results.

Prior to the close of business on July 15, 2014, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund's performance shown below might have differed materially.

John Hancock International Growth Fund

All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website, jhinvestments.com/RetirementPerformance, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Calendar year total returns. Calendar year total returns are shown only for Class R2 shares and would be different for Class R4 shares.

Average annual total returns. Performance of a broad-based market index is included for comparison. The MSCI EAFE Index shows how the fund's performance compares against the returns of similar investments.

After-tax returns. These are shown only for Class R2 shares and would be different for Class R4 shares. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

MSCI ACWI ex-US Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 22 developed markets countries (excluding the United States) and 23 emerging markets countries.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market-capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure the performance of growth-oriented developed market stocks within Europe, Australasia, and the Far East.

June 12, 2006, is the inception date of the oldest class of shares, Class A shares. Class R2 and Class R4 shares of the fund commenced operations on March 27, 2015. Returns shown prior to that date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class R2 and Class R4 shares would have been substantially similar to returns of Class A shares because the share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Calendar year total returns—Class R2 (%)

Year-to-date total return. The fund's total return for the three months ended March 31, 2015, was 6.40%.

Best quarter: Q3 '10, 17.66%

Worst quarter: Q3 '08, –19.36%

Average annual total returns (%)	1 year	5 year	Inception
As of 12-31-14			06-12-06
Class R2 before tax	1.27	8.82	5.39
After tax on distributions	–3.03	7.46	4.24
After tax on distributions, with sale	3.75	7.03	4.24
Class R4 before tax	1.27	8.82	5.39
MSCI ACWI ex-US Growth Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	–2.29	5.54	4.38
MSCI EAFE Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–4.48	5.81	3.47
MSCI EAFE Growth Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses or taxes)	–4.06	6.55	4.12

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Wellington Management Company LLP

Portfolio management

John A. Boselli, CFA Senior Managing Director and Equity Portfolio Manager Managed the fund since 2014

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R2 and Class R4 shares of the fund. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

© 2015 JOHN HANCOCK FUNDS, LLC 87RSP 7-1-15 SEC file number: 811-21777